                                                              Exhibit 10(q)


                  SECOND AMENDMENT, dated as of March 21, 1997 (this "Second Amendment"), to the Credit Agreement, dated as of August 29, 1996, as amended by the First Amendment thereto dated as of January 29, 1997 (the "Credit Agreement"), among WESTINGHOUSE ELECTRIC CORPORATION ("Westinghouse"), the Subsidiary Borrowers parties thereto, the Lenders parties thereto, NATIONSBANK, N.A. and THE TORONTO-DOMINION BANK, as Syndication Agents, THE CHASE MANHATTAN BANK, as Documentation Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent. Unless otherwise specified herein, all capitalized terms defined in the Credit Agreement and used herein are so used as so defined.

                              W I T N E S S E T H:

                  WHEREAS, Westinghouse wishes to amend the Credit Agreement in the manner set forth herein; and

                  WHEREAS, each of the parties hereto is willing to enter into this Second Amendment on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                 ARTICLE I - AMENDMENTS TO THE CREDIT AGREEMENT

                  1. Section 5.7. Section 5.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "SECTION 5.7. Consolidated Leverage Ratio.
         Westinghouse will not permit the Consolidated Leverage Ratio at the end of any period of four consecutive fiscal quarters ending on any date set forth below to be greater than the ratio set forth below opposite such date:

                 Date                                      Ratio
                 ----                                      -----
                 12/31/96                                6.00 to 1
                 3/31/97 and 6/30/97                     7.25 to 1
                 9/30/97                                 7.00 to 1
                 12/31/97                                6.00 to 1
                 3/31/98                                 5.25 to 1
                 6/30/98                                 4.75 to 1
                 9/30/98                                 4.25 to 1
                 12/31/98, 3/31/99,
                 6/30/99 and 9/30/99                     3.50 to 1
                 12/31/99 and thereafter                 3.00 to 1

                  2. Section 5.8. Section 5.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "SECTION 5.8. Consolidated Coverage Ratio.
         Westinghouse will not permit the Consolidated Coverage Ratio for any period of four consecutive fiscal quarters ending on any date set forth below to be less than the ratio set forth below opposite such date:

               Date                                          Ratio
               ----                                          -----
               9/30/96                                     1.75 to 1
               12/31/96                                    2.00 to 1
               3/31/97 and 6/30/97                         1.75 to 1
               9/30/97                                     2.00 to 1
               12/31/97                                    2.25 to 1
               3/31/98, 6/30/98
                 and 9/30/98                               2.50 to 1
               12/31/98 and thereafter                     3.00 to 1

                  3. Annex 1. Annex 1 to the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

                           "Notwithstanding anything above to the contrary, commencing on April 1, 1997, the Leverage Margin shall be deemed to be applicable until the Leverage Margin shall be eliminated as otherwise provided above."

                           ARTICLE II - MISCELLANEOUS

                  1. Representations and Warranties. Westinghouse and each Subsidiary Borrower (to the extent specifically applicable to such Subsidiary Borrower) hereby represents and warrants, on and as of the Second Amendment Effective Date (as defined below), that (a) the execution and delivery of this Second Amendment and the performance of this Second Amendment and the Credit Agreement as amended by this Second Amendment (the "Amended Credit Agreement") will not conflict with or result in a breach of, or require any consent under, the charter or By-laws (or other equivalent organizational documents) of Westinghouse or any Subsidiary Borrower, or any applicable law or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any material agreement or instrument to which Westinghouse or any of its Material Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of

Westinghouse or any of its Material Subsidiaries pursuant to the terms of any such agreement or instrument; (b) Westinghouse and each Subsidiary Borrower has all necessary corporate power and authority to execute and deliver this Second Amendment and to perform its obligations under this Second Amendment and the Amended Credit Agreement; (c) the execution and delivery of this Second Amendment and the performance of this Second Amendment and the Amended Credit Agreement have been duly authorized by all necessary corporate action on the part of Westinghouse and each Subsidiary Borrower; (d) this Second Amendment has been duly and validly executed and delivered by Westinghouse and each Subsidiary Borrower and each of this Second Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of Westinghouse and each Subsidiary Borrower, enforceable in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (e) no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution and delivery by Westinghouse and each Subsidiary Borrower of this Second Amendment, for the performance by Westinghouse and each Subsidiary Borrower of this Second Amendment and the Amended Credit Agreement or for the validity or enforceability hereof or thereof, and (f) each of the representations of Westinghouse and each Subsidiary Borrower set forth in Article III of the Amended Credit Agreement is true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date.

                  2. No Other Modifications. Except as expressly modified hereby, all the provisions of the Credit Agreement are and shall continue to be in full force and effect. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" and words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

                  3. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS AND PRINCIPLES OF SUCH STATE.

                  4. Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  5. Effectiveness. This Second Amendment shall become effective on and as of the date (the "Second Amendment Effective Date") upon which (a) the Administrative Agent shall have received (i) an executed counterpart of this Second Amendment from Westinghouse and each Subsidiary Borrower, (ii) executed Lender Consent Letters (or facsimile transmissions thereof) from the Required Lenders consenting to the execution of this Second Amendment by the Administrative Agent and (b) Westinghouse shall have paid to the Administrative Agent, for the benefit of each relevant Lender, an amendment fee equal to (x) 0.075% of such Lender's Commitment if such Lender shall have delivered its Lender Consent Letter, in accordance with the terms thereof, no later than 5:00 P.M., New York City time, on March 17, 1997, or (y) if clause
(x) above is not applicable, 0.050% of such Lender's Commitment if such Lender shall have delivered its Lender Consent Letter, in accordance with the terms thereof, no later than 5:00 P.M., New York City time, on March 21. 1997.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                 WESTINGHOUSE ELECTRIC CORPORATION

                                 By
                                    ------------------------------------------
                                 Title:
                                       ---------------------------------------


                                 HEMISPHERE BROADCASTING CORPORATION

                                 By
                                    ------------------------------------------
                                 Title:
                                       ---------------------------------------


                                INFINITY BROADCASTING CORPORATION OF BOSTON

                                 By
                                    ------------------------------------------
                                 Title:
                                       ---------------------------------------

                                 INFINITY BROADCASTING CORPORATION OF NEW YORK

                                 By
                                    ------------------------------------------
                                 Title:
                                       ---------------------------------------


                                 TRANSPORTATION DISPLAYS, INCORPORATED

                                 By
                                    ------------------------------------------
                                 Title:
                                       ---------------------------------------


                                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent

                                 By
                                    ------------------------------------------
                                 Title:
                                       ---------------------------------------